503254146      04/07/2015

PATENT ASSIGNMENT COVER SHEET

Electronic Version v1.1	EPAS ID: PAT3300764
Stylesheet Version v1.2

SUBMISSION TYPE:	NEW ASSIGNMENT
NATURE OF CONVEYANCE:	ASSIGNMENT

CONVEYING PARTY DATA
Name	Execution Date
HAC PATENTS LLC	04/01/2015

RECEIVING PARTY DATA
Name:	HELPFUL ALLIANCE COMPANY
Street Address:	700 W HILLSBORO BLVD, STE 1-100
City:	DEERFIELD BEACH
State/Country:	FLORIDA
Postal Code:	33441

PROPERTY NUMBERS Total: 1
Property Type	Number
Application Number:	14337069

CORRESPONDENCE DATA
Fax Number:	(954)736-5989
Correspondence will be sent to the e-mail address first; if that is unsuccessful, it will be sent using a fax number, if provided; if that is unsuccessful, it will be sent via US Mail.
Phone:	8556631768
Email:	helpfulalliancecompany@gmail.com
Correspondent Name:	HELPFUL ALLIANCE COMPANY
Address Line 1:	700 W HILLSBORO BLVD, STE 1-100
Address Line 4:	DEERFIELD BEACH, FLORIDA 33441

NAME OF SUBMITTER:	Sergey Gurin
SIGNATURE:	/s/ Sergey Gurin
DATE SIGNED:	04/07/2015
This document serves as an Oath/Declaration (37 CFR 1.63).

Total Attachments: 1
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